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EXHIBIT 10.21

032402	License Reference No. L003859

        AMENDMENT ("Amendment") dated as of March 24, 2002 to the License Agreement (L003859) with an Effective Date of January 1, 1996 (hereinafter referred to as "Agreement") between INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation ("IBM"), and ADAPTEC, INC., a Delaware corporation ("ADAPTEC").

        The parties hereby agree to amend the Agreement to extend its term through July 1, 2007. The parties also desire to amend the Payment Schedule of Section 4 of the Agreement.

        In consideration of the premises and covenants herein contained, IBM and ADAPTEC agree to amend the Agreement as follows:

  1)
  In Section 1.3 (a) change "July 1, 2004" to —July 1, 2007—.

  2)
  In Section 1.8, change "July 1, 2004" to —July 1, 2007—.

  3)
  In Section 1.8, change "July 1, 2005" to —July 1, 2008—.

  4)
  In Section 1.8, change "June 30, 2004" to —June 30, 2007—.

  5)
  In Section 4.1, change "eleven million US dollars ($11,000,000.00)" to—thirteen million two hundred fifty thousand US dollars ($13,250,000.00)—.

  6)
  In Section 4.1, add the following new subsection:
  —4.1.2.1 two million two hundred fifty thousand dollars ($2,250,000.00) due upon signature of the Amendment dated March 24, 2002."—.

  7)
  In Section 4.5, change "June 30, 2004" to —June 30, 2007—.

  8)
  In Section 5.1, change "July 1, 2004" to —July 1, 2007—.

  9)
  In Section 7.13, change "July 1, 2004" to —July 1, 2007—.

        This Amendment may be executed by the parties in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

        This Amendment shall be effective upon receipt of the consideration specified in paragraph 6 above and as of the date signed herein below.

        Except as amended by this Amendment, all the rights, obligations and liabilities of the parties under the Agreement shall otherwise remain in full force and effect as set out therein.

Agreed to: ADAPTEC, INC.	Agreed to: INTERNATIONAL BUSINESS MACHINES CORPORATION
By	By

Name		Daniel O'Donnell
Vice President,
Title		Assistant General Counsel & Secretary

Date	Date

(Signature Page for IBM/Adaptec Amendment to License Agreement No. L003859)

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  EXHIBIT 10.21